Exhibit 99.b


                                INCENTIVE STOCK OPTION
                                 GRANT AND AGREEMENT

                                 LADD FURNITURE, INC.


               THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the LADD Furniture, Inc. 1994 INCENTIVE STOCK OPTION PLAN ("Plan"), a copy of which is attached and is hereby incorporated by reference and made a part of this Agreement, is herein executed, granted, and effective the _____ day of ____________, ______, between LADD Furniture, Inc. ("LADD") and ______________________________
          ("Optionee"):

               1. Grant. As of the above date, LADD Furniture hereby grants an incentive stock option (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended) on ________________ shares of Common Stock of LADD to the Optionee at the price stated in this Agreement.

               The option granted under this section and as described in this entire Agreement is in all respects subject to and condi-tioned by the terms, definitions and provisions of this Agreement and the Plan which was adopted by the Board of Directors of LADD on February 28, 1994, and approved by the shareholders on April 28, 1994.

               2.   Price.   The option price on the incentive stock option
          is $________ for each share.

               3. Exercise of Option. The option granted under this Agreement shall be exercisable pursuant to the terms of the Plan and subject to such conditions and provisions as prescribed by LADD and set forth below:

               (a) Right to Exercise: There are no other terms and conditions imposed on the Optionee's right to exercise his options other than those imposed in the Plan except as stated below by LADD:

                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________

               (b) Annual Installments: The incentive stock options can be exercised in annual installments as follows:

                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________


               The right to exercise the option(s) in annual installments shall be cumulative.

               (c)  Method of Exercise:   The options under  this Agreement
               shall be exercisable by a written notice to the Secretary of LADD, a copy of which is attached hereto, which shall:

                    (1) State the election to exercise the option, the number of shares in respect of which it is being exer-cised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address, and social security number;

                    (2) State whether the Optionee intends to exercise the option using the "cashless exercise" method as provided in Section 5(b) of the Plan and provide all information, including the name and address of the Optionee's brokerage firm, necessary to execute the transaction;

                    (3) Be signed by the person entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accom-panied by proof, satisfactory to counsel for LADD, of the right of such person or persons to exercise the option;

                    (4) Provide for the payment of the purchase price of any shares (whether by direct cash payment, delivery of shares of common stock of LADD or by the "cashless exercise" method) with respect to which the option is being exercised in such form acceptable to the Committee pursuant to Section 5(b) of the Plan and in the case of direct cash payment or delivery of shares of LADD stock such payment shall be delivered with the notice of exercise.

               4. Non-transferability of Option. This option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the life of the Optionee only by him. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

               5.   Expiration of Option.   This  option  shall  expire  on
          ______________, ____ or as otherwise provided in the Plan.

               6. Resolution of Disputes. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Committee designated in
          Section 2 of the Plan. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

               IN WITNESS WHEREOF, LADD has executed this Agreement as of the day and year first above written.


                                        LADD FURNITURE, INC.


                                        By______________________________


                                        Date____________________________

          Summary of Option Grant

          Employee: _________________________________
          Date of Grant:  ___________________________
          Date of Expiration:  ______________________
          Number of Shares Subject to Incentive Stock Options: _______ Option Price Per Share: $________; $________; $________
          Additional Comments:



                                        ___________________________________


                                        ______________________
                                             Date

                                                               Exhibit 99.b


                              NONQUALIFIED STOCK OPTION
                                 GRANT AND AGREEMENT

                                 LADD FURNITURE, INC.


               THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the LADD Furniture, Inc. 1994 INCENTIVE STOCK OPTION PLAN ("Plan"), a copy of which is attached and is hereby incorporated by reference and made a part of this Agreement, is herein executed, granted, and effective the _____ day of ____________, ______, between LADD Furniture, Inc. ("LADD") and ______________________________
          ("Optionee"):

               1.   Grant.   As of  the above  date, LADD Furniture  hereby
          grants a nonqualified stock option on ____ shares of Common Stock of LADD at the price stated in this Agreement.

               The option granted under this section and as described in this entire Agreement is in all respects subject to and condi-tioned by the terms, definitions and provisions of this Agreement and the Plan which was adopted by the Board of Directors of LADD on February 28, 1994, and approved by the shareholders on April 28, 1994.

               2.   Price.   The  option  price on  the nonqualified  stock
          option is $_______ for each share.

               3. Exercise of Option. The option granted under this Agreement shall be exercisable pursuant to the terms of the Plan and subject to such conditions and provisions as prescribed by LADD and set forth below:

               (a) Right to Exercise: There are no other terms and conditions imposed on the Optionee's right to exercise his options other than those imposed in the Plan except as stated below by LADD:

                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________

               (b) Annual Installments: The nonqualified options can be exercised in annual installments as follows:

                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________


               The right to exercise the option(s) in annual installments shall be cumulative.

               (c)  Method of Exercise:   The options under  this Agreement
               shall be exercisable by a written notice to the Secretary of LADD, a copy of which is attached hereto, which shall:

                    (1) State the election to exercise the option, the number of shares in respect of which it is being exer-cised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address, and social security number;

                    (2) State whether the Optionee intends to exercise the option using the "cashless exercise" method as provided in Section 5(b) of the Plan and provide all information, including the name and address of the Optionee's brokerage firm, necessary to execute the transaction;

                    (3) Be signed by the person entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accom-panied by proof, satisfactory to counsel for LADD, of the right of such person or persons to exercise the option;

                    (4) Provide for the payment of the purchase price of any shares (whether by direct cash payment, delivery of shares of common stock of LADD or by the "cashless exercise" method) with respect to which the option is being exercised in such form acceptable to the Committee pursuant to Section 5(b) of the Plan and in the case of direct cash payment or delivery of shares of LADD stock such payment shall be delivered with the notice of exercise.

               4. Non-transferability of Option. This option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the life of the Optionee only by him. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

               5.   Expiration of Option.   This  option  shall  expire  on
          ______________, ____ or as otherwise provided in the Plan.

               6. Resolution of Disputes. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Committee designated in
          Section 2 of the Plan. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

               IN WITNESS WHEREOF, LADD has executed this Agreement as of the day and year first above written.


                                        LADD FURNITURE, INC.


                                        By______________________________


                                        Date____________________________

          Summary of Option Grant

          Employee: _________________________________
          Date of Grant:  ___________________________
          Date of Expiration:  ______________________
          Number of Shares Subject to Nonqualified Stock Options: _______ Option Price Per Share: $________; $________; $________
          Additional Comments:



                                        ___________________________________


                                        ______________________
                                             Date

                                                               Exhibit 99.b


                                DIRECTOR STOCK OPTION
                                 GRANT AND AGREEMENT

                                 LADD FURNITURE, INC.


               THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the LADD Furniture, Inc. 1994 INCENTIVE STOCK OPTION PLAN ("Plan"), a copy of which is attached and is hereby incorporated by reference and made a part of this Agreement, is herein executed, granted, and effective the _____ day of ____________, ______, between LADD Furniture, Inc. ("LADD") and ______________________________
          ("Optionee"):

               1.   Grant.   As of  the above  date, LADD Furniture  hereby
          grants a Director Option on ____ shares of Common Stock of LADD at the price stated in this Agreement.

               The option granted under this section and as described in this entire Agreement is in all respects subject to and condi-tioned by the terms, definitions and provisions of this Agreement and the Plan which was adopted by the Board of Directors of LADD on February 28, 1994, and approved by the shareholders on April 28, 1994.

               2.   Price.   The  option price  on the  Director Option  is
          $_______ for each share.

               3. Exercise of Option. The option granted under this Agreement shall be exercisable pursuant to the terms of the Plan and subject to such conditions and provisions as prescribed by LADD and set forth below:

               (a) Right to Exercise: There are no other terms and conditions imposed on the Optionee's right to exercise his options other than those imposed in the Plan except as stated below by LADD:

                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________
                    ___________________________________________

               (b)  Annual Installments:    The  Director  Options  can  be
               exercised in annual installments as follows:

                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________
                    _____ shares beginning on _________________


               The right to exercise the option(s) in annual installments shall be cumulative.

               (c)  Method of Exercise:   The options under  this Agreement
               shall be exercisable by a written notice to the Secretary of LADD, a copy of which is attached hereto, which shall:

                    (1) State the election to exercise the option, the number of shares in respect of which it is being exer-cised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address, and social security number;

                    (2) State whether the Optionee intends to exercise the option using the "cashless exercise" method as provided in Section 5(b) of the Plan and provide all information, including the name and address of the Optionee's brokerage firm, necessary to execute the transaction;

                    (3) Be signed by the person entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accom-panied by proof, satisfactory to counsel for LADD, of the right of such person or persons to exercise the option;

                    (4) Provide for the payment of the purchase price of any shares (whether by direct cash payment, delivery of shares of common stock of LADD or by the "cashless exercise" method) with respect to which the option is being exercised in such form acceptable to the Committee pursuant to Section 5(b) of the Plan and in the case of direct cash payment or delivery of shares of LADD stock such payment shall be delivered with the notice of exercise.

               4. Non-transferability of Option. This option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the life of the Optionee only by him. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

PAGE

               5.   Expiration of Option.   This  option  shall  expire  on
          ______________, ____ or as otherwise provided in the Plan.

               6. Resolution of Disputes. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Committee designated in
          Section 2 of the Plan. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

               IN WITNESS WHEREOF, LADD has executed this Agreement as of the day and year first above written.


                                        LADD FURNITURE, INC.


                                        By______________________________


                                        Date____________________________

          Summary of Option Grant

          Employee: _________________________________
          Date of Grant:  ___________________________
          Date of Expiration:  ______________________
          Number of Shares Subject to Director Options: _______
          Option Price Per Share:  $________; $________; $________
          Additional Comments:


                                        ___________________________________


                                        ______________________
                                             Date